November 21, 2006





This submission is being made solely to obtain an identifier for a series and/or class that was in existence prior to Feb 6, 2006 and was inadvertently overlooked on the 485APOS filing made on August 24, 2006.



Series/Class For Which Identifiers Are Needed: Huntington VA New Economy Fund (a portfolio of The Huntington Funds

Accession Number of previous 485APOS Filing requesting new numbers:
0001318148-06-001126.